Organization and Description of Business	12 Months Ended
Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Description of Business	Organization and Description of Business
Rover Group, Inc. (formerly known as Nebula Caravel Acquisition Corp.) and its wholly owned subsidiaries (collectively “Rover” or the “Company”) is headquartered in Seattle, Washington, with offices in Spokane, Washington and internationally in Barcelona, Spain. The Company provides an online marketplace and other related tools, support and services that pet parents and pet service providers can use to find, communicate with, and interact with each other.
On July 30, 2021 (the “Closing Date” or “Closing”), Nebula Caravel Acquisition Corp. (“Caravel”) consummated the previously announced merger pursuant to a Business Combination Agreement and Plan of Merger, dated February 10, 2021 (the “Business Combination Agreement”), by and between Caravel, Fetch Merger Sub, Inc., a wholly owned subsidiary of Caravel (“Merger Sub”), and A Place for Rover, Inc. (hereinafter referred to as “Legacy Rover”). Pursuant to the terms of the Business Combination Agreement, Merger Sub merged with and into Legacy Rover, with Legacy Rover continuing as the surviving entity and as a wholly owned subsidiary of Caravel (together with the other transactions described in the Business Combination Agreement, the “Merger”). On the Closing Date, Caravel changed its name from Nebula Caravel Acquisition Corp. to “Rover Group, Inc.” See Note 3—Reverse Recapitalization for additional information.
Impact of COVID-19
The COVID-19 pandemic continues to impact communities globally, including in the markets we serve in the United States, Canada, the United Kingdom and Western Europe, which in turn impacts our business. Since the outbreak began in March 2020, authorities have implemented numerous restrictive measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter-in-place orders, and business shutdowns. These restrictive measures have not only negatively impacted consumer and business spending habits, including a significant decline in demand for pet services during 2020, the first half of 2021, and with each subsequent variant wave but they have also adversely impacted, and may continue to impact, our workforce and operations. Although the broad availability of vaccines in 2021 resulted in the most severe of these measures being eased in many U.S. geographic regions and recent announcements by certain state and local governments indicate that remaining measures will be lifted in their regions in response to the declining case numbers from the Omicron wave, some measures to contain the COVID-19 outbreak may remain in place, or be reinstated, for a significant period of time if those geographic regions experience a resurgence of COVID-19 infections, as well as new variants of the virus, such as the Delta and Omicron variants. As a result of the pandemic, we experienced an unfavorable impact on our revenue, results of operations and cash flows during 2020, 2021, and with each subsequent variant wave.
The COVID-19 pandemic event and economic conditions were significant in relation to our ability to fund business operations. In response to the impact of COVID-19, we implemented a number of cost-cutting measures to minimize cash outlays, including turning off substantially all paid acquisition marketing activities and reducing other expenses, and implemented a restructuring plan in April 2020 whereby approximately 50% of our employees were terminated or placed on standby. In connection with this restructuring, we incurred severance-related and legal costs of $3.8 million, and modified the terms of stock options previously awarded to impacted employees. See Note 15—Stock-Based Compensation and Note 18—Restructuring. Additionally, in March 2020, the Company borrowed funds to sustain business operations through the initial COVID-19 outbreak. In April 2020, the Company was approved for and received a loan from the Small Business Administration’s Paycheck Protection Program. As of December 31, 2021, all borrowings and loans were repaid. See Note 10—Debt. While we prepared our business for the potential of an extended economic shutdown, recovery began sooner than we expected during 2021.
Although we believe that demand for pet care services offered through our platform will continue to rebound as people increasingly return to normalized travel and work activity, the impact of the COVID-19 pandemic, including new variants or sub-variants, may continue to affect our financial results in 2022 and beyond. The extent to which the pandemic continues to impact our business, operating results and financial position will depend on future developments, which are highly uncertain, difficult to predict and beyond our knowledge and control, including but not limited to the duration and spread of the pandemic, its severity, new variants, the actions to contain the virus or treat its impact, the extent of the business disruption and financial impacts, and how quickly and to what extent normal economic and operating conditions can resume. We may take further actions that alter our business operations as may be required by federal, state, or local authorities or that we determine is in the best interests of our employees and our customers.
Liquidity
On July 30, 2021, the Company completed the Merger and received net proceeds of $235.6 million, net of transaction costs of $32.7 million. See Note 3—Reverse Recapitalization for additional information.
The Company has incurred losses from operations and had an accumulated deficit of $320.3 million as of December 31, 2021. The Company has primarily funded its operations with proceeds from the issuance of redeemable convertible preferred stock, common stock and other equity transactions, proceeds from the Merger, and debt borrowings. As the Company continues to invest in expansion activities, management expects operating losses could continue in the foreseeable future. Management believes that the Company’s current cash and cash equivalents will be sufficient to fund its operations for at least the next 12 months from the issuance of these consolidated financial statements.
The Company’s assessment of the period of time through which its financial resources will be adequate to support its operations is a forward-looking statement and involves risks and uncertainties. The Company’s actual results could vary as a result of its near and long-term future capital requirements that will depend on many factors including its growth rate. The Company has based its estimates on assumptions that may prove to be wrong, and it could use its available capital resources sooner than it currently expects. The Company may be required to seek additional equity or debt financing. In the event that additional financing is required from outside sources, the Company may not be able to raise it on acceptable terms or at all. If the Company is unable to raise additional capital when desired, or if it cannot expand its operations or otherwise capitalize on its business opportunities because it lacks sufficient capital, its business, operating results, and financial condition would be adversely affected.